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                                                                    Exhibit 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     FIRST AMENDMENT TO CREDIT AGREEMENT ( this "Amendment"), dated as of March 31, 2002, among DOVER DOWNS ENTERTAINMENT, INC. (the "Borrower"), the several banks and other financial institutions parties to the Credit Agreement (as hereinafter defined) (individually, a "Bank"; collectively, the "Banks") and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Banks (in such capacity, the "Agent").

     WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of February 20, 2002 (as so amended, supplemented or otherwise modified, the "Credit Agreement");

     WHEREAS, pursuant to Section 4.1(l) of the Credit Agreement, the agreement of each Bank to make the initial Extension of Credit is conditioned upon the completion by the Borrower of the spin off of its gaming operations in accordance with the transactions referred to in Section 6.4(c) of the Credit Agreement (the "Spinoff");

     WHEREAS, simultaneously with and after giving effect to the Spinoff, the Borrower desires to change its name to Dover Motorsports, Inc (the "Name Change"); and

     WHEREAS, the Borrower, the Agent, and the Banks have agreed to modify the Credit Agreement to reflect (i) the change in the Borrower's name to Dover Motorsports, Inc., and (ii) the termination of the Swing Line Commitment therefrom, all on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows effective as of the effective date of the Name Change:

          (a) Any reference to the Borrower as Dover Downs Entertainment, Inc. is hereby modified to reflect the change in the Borrower's name to Dover Motorsports, Inc. The Swing Line Commitment is hereby terminated and any reference thereto or to the terms the "Swing Line Bank", "Swing Line Commitment", "Swing Line Loan", the "Swing Line Note", and "Swing Line Repayment Date" shall not be given any effect. The revised Schedule I attached hereto, which reflects the termination of the Swing Line Commitment, shall be substituted for the Schedule I now attached to the Credit Agreement.

          (b) Section 2.3 is hereby amended and restated to read in full as follows:

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          "2.3 Intentionally Deleted."

     3. Amended. The Borrower shall execute and deliver to the Agent amended and restated revolving credit notes (the "Amended Notes") for each Bank reflecting the Borrower's name change to Dover Motorsports, Inc. The Agent shall deliver the Amended Notes to each Bank in exchange for the existing Notes of such Bank which shall thereafter, and together with the Swing Line Note, be returned by the Agent to the Borrower for cancellation.

     4. Representations and Warranties. The Borrower hereby represents and warrants to the Banks and the Agent that:

          (a) There exists no Default or Event of Default under the Credit Agreement as amended hereby;

          (b) The representations and warranties made in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof after giving effect to the revised Schedules attached hereto;

          (c) The Spinoff has been completed;

          (d) Other than the Name Change, there have been no changes to either of the certificate of incorporation or by-laws of the Borrower as in effect since the most recent date true and correct copies were delivered to the Agent; and

          (e) The execution and delivery of this Amendment and the Amended Notes by and on behalf of the Borrower, has been duly authorized by all requisite action on behalf of the Borrower and this Amendment and the Amended Notes constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     5. Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

          (a) The Borrower shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

               (i) This Amendment;

               (ii) The Amended Notes;

               (iii) Evidence of the Borrower's name change filed with the Delaware Secretary of State; and

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               (iv) Such additional documents, certificates, and information as the Agent may require pursuant to the terms hereof or otherwise reasonably request.

          (b) The representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof after giving effect to the updated Schedules attached hereto.

     6. Ratification; References; No Waiver. Except as the provisions thereof have been expressly amended or waived by this Amendment, the Credit Agreement shall continue to be, and shall remain, unaltered and in full force and effect in accordance with its terms. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be to the Credit Agreement as amended by this Amendment and all references in the Credit Agreement and the other Loan Documents to the Notes shall include the Amended Notes. This Amendment does not and shall not be deemed to constitute a waiver by the Agent or the Banks of any Default or Event of Default or of any of the Agent's or the Banks' other rights or remedies.

     7. Release and Indemnity. Recognizing and in consideration of the Banks' and the Agent's agreement to the waivers and amendments set forth herein, the Borrower hereby waives and releases the Banks and the Agent and their respective officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that such Borrower ever had or now has against any of them arising out of or relating to any Bank's or the Agent's acts or omissions with respect to this Amendment, the Credit Agreement, the other Loan Documents or any other matters described or referred to herein or therein. The Borrower further hereby agrees to indemnify and hold the Agent and the Banks and their respective officers, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including counsel fees) suffered by or rendered against the Banks or the Agent or any of them on account of anything arising out of this Amendment, the Credit Agreement, the other Loan Documents or any other document delivered pursuant thereto up to and including the date hereof; provided that, no Borrower shall have any obligation hereunder to any Bank or the Agent with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Bank or the Agent.

     8.   Miscellaneous.

          (a) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          (b) Successor and Assigns. The terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Agent and the Banks and their respective successors and assigns.

          (c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

          (d) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

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              (e) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                            DOVER DOWNS ENTERTAINMENT,
                                            INC.


                                            By: /s/ Denis McGlynn
                                               ---------------------------------
                                                    Name:    Denis McGlynn
                                                    Title:   President

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                                      PNC BANK, DELAWARE, as Agent and
                                          as a Bank


                                      By: /s/ Theodore Prushinski
                                         -------------------------------------
                                              Name:    Theodore Prushinski
                                              Title:   Vice President

                                      WILMINGTON TRUST COMPANY, as
                                      a Bank


                                      By: /s/ Michael B. Gast
                                         -------------------------------------
                                              Name:    Michael B. Gast
                                              Title:   Vice President

                                      ALLFIRST BANK, as a Bank


                                      By: /s/ William Keehn
                                         -------------------------------------
                                              Name:    William Keehn
                                              Title:   Assistant Vice President

                                      WILMINGTON SAVINGS FUND
                                      SOCIETY, FSB, as a Bank


                                      By: /s/ M. Scott Baylis
                                         -------------------------------------
                                              Name:    M. Scott Baylis
                                              Title:   Vice President

                                      FIRST UNION NATIONAL BANK, as a
                                      Bank


                                      By: /s/ Eileen McCrickard
                                        --------------------------------------
                                              Name:    Eileen McCrickard
                                              Title:   Vice President

                                      NATIONAL CITY BANK, as a Bank


                                      By: /s/ Tara M. Handforth
                                         -------------------------------------
                                              Name:    Tara M. Handforth
                                              Title:   Vice President

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                                   SCHEDULE I

                         BANK AND COMMITMENT INFORMATION

                     Bank and Address                          Commitment
                     ----------------                          ----------
PNC Bank, Delaware                                             $35,000,000
222 Delaware Avenue
18th Floor
Wilmington, DE 19801
Attn:  Theodore Prushinski

Wilmington Trust Company                                       $15,000,000
121 South State Street
Dover, DE 19901
Attn:  Michael B. Gast

Allfirst Bank                                                  $10,000,000
25 S. Charles St.
M/C  101-744
Baltimore, MD  21201
Attn:  William Keehn

Wilmington Savings Fund Society, FSB                           $5,000,000
838 Market Street
Wilmington, De 19801
Attn:  M. Scott Baylis

First Union National Bank                                      $25,000,000
301 S. College Street
Charlotte, NC  28288
Attn:  Eileen McCrickard

National City Bank                                             $15,000,000
1 South Broad St.
Philadelphia, PA 19107
Attn:  Tara M. Handforth
                                                              -------------
                                                              $105,000,000

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